SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                   AMENDMENT

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): February 21, 1996.

                              CHS ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 0-24244

            FLORIDA                                          87-0435376
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

        2153 N.W. 86TH AVENUE
        MIAMI, FLORIDA                                         33122
(Address of principal executive offices)                     (Zip Code)

                 Registrant's Telephone Number: (305) 716-8273

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         On February 21, 1996, CHS Electronics, Inc. ("Company"), closed the transactions contemplated by the Purchase Agreement dated January 31, 1996 ("Agreement"), pursuant to which the Company acquired effective January 31, 1996, 51% of the outstanding capital of Kventa Hungary Kft., a Hungary limited liability company ("Kventa"). The transaction was reported in a report on Form 8-K dated February 28, 1996 ("Initial Filing"). The Initial Filing did not contain the financial statements and pro forma financial information required by
Item 7 of Form 8-K. Pursuant to the requirements of the form, the Initial Filing is hereby amended by the addition of the following items.

(a) Financial Statements. Financial statements of Kventa, for the year ended December 31, 1995, together with the Report of Independent Auditors' pertaining thererto, are presented beginning at page F-46 of Amendment No. 1 to the Registration Statement on Form S-1 of the Company, File No. 333-03864, filed with the Commission on May 9, 1996 (the "Form S-1 Filing"), and are incorporated herein by this reference.

(b) Pro Forma Financial Information. Attached are the pro forma condensed consolidated financial statements (unaudited) of the Company and Kventa, containing the following:

         (1)      Basis of Presentation

         (2) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of December 31, 1995

         (3) Unaudited Pro Forma Consolidated Condensed Statement of Operations, Year Ended December 31, 1995

         (4) Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHS ELECTRONICS, INC.

DATED:  May 9, 1996                   By   /s/ CRAIG S. TOLL
                                         --------------------------------------
                                         Craig S. Toll, Chief Financial Officer

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

CHS Electronics, Inc.

Basis of Presentation

         The following pro forma condensed consolidated statement of operations for the year ended December 31, 1995 and the proforma condensed consolidated balance sheet as of December 31, 1995 give effect to the acquisition by the Company of Kventa, KFT. subsequent to December 31, 1995. This acquisition, from unrelated parties, will be accounted for using the purchase method of accounting. The pro forma consolidated condensed statement of operations for the year ended December 31, 1995 presents the proforma results of operations assuming the acquisition occurred on January 1, 1995. The pro forma consolidated condensed balance sheet as of December 31, 1995 is presented as if the acquisition had taken place on that date.

         The unaudited pro forma consolidated condensed financial statements have been prepared based upon the historical financial statements of CHS and the acquired company for the periods stated above. Such pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been consummated on the indicated dates, or of the operating results that may be achieved by the combined companies in the future. The pro forma financial statements should be read in conjunction with the financial statements and related notes of CHS.

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

                                                                   CHS Electronics, Inc.
                                               Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                                                    December 31, 1995
                                                                (In $000,except share data)

                                                Historical      Historical         Pro forma
                                                 Company       Kventa, KFT.       Adjustments    Combined
 ASSETS
 Current Assets:
   Cash                                            10,454          1,208              -3,519 (a)    8,143
   Accounts Receivable-net                        117,065          3,089                          120,154
   Inventories                                     89,865          1,295                           91,160
   Deferred tax asset                                 456              0                              456
   Prepaid Expenses                                 8,925            417                            9,342
                                                  ------------------------------------------      -------
     Total Current Assets                         226,765          6,009              -3,519      229,255
 Property and Equipment-net                         8,126            183                            8,309
 Costs in excess of assets                                             0
   acquired-net                                    14,922              0              12,809 (b)   27,731
 Other Assets                                       1,737             95              14,586 (a)    1,832
                                                                                     -14,586 (b)
                                                  ------------------------------------------      -------
                                                  251,550          6,287               9,290      267,127
                                                  ==========================================      =======

Current liabilities
  Notes payable                                    45,967             29                           45,996
  Accounts payable                                144,093          1,398                          145,491
  Accrued liabilities                              11,778            944                           12,722
  Note payable to affiliate                         2,879              0                            2,879
  Income taxes payable                                937            432                            1,369
  Total current liabilities                       205,654          2,803                          208,457

Long term debt                                      8,801              0                            8,801

Minority Interest                                                                      1,707 (b)    1,707
Stockholders' Equity
  Common stock                                          8              7                   1 (a)        9
                                                                                          -7 (b)
  Additional paid-in capital                       31,724              0              11,066 (a)   42,790
  Retained earnings                                 4,996          3,477              -3,477 (b)    4,996
  Translation adjustment                              367              0                              367
                                                  ------------------------------------------      -------
  Total stockholders' equity                       37,095          3,484               7,583       48,162
                                                  ------------------------------------------      -------
                                                  251,550          6,287               9,290      267,127
                                                  ==========================================      =======

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


                             CHS Electronics, Inc.
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                           Year ended December 31,1995
                           (In $000,except share data)

                                                         Historical      Historical        Pro Forma
                                                         Company          Kventa, KFT.     Adjustments        Combined

Net Sales                                                 862,324         21,087                               883,411

Cost of Sales                                             800,578         17,895                               818,473
                                                        -----------------------------------------------      ---------

Gross Profit                                               61,746          3,192                                64,938

Operating expenses                                         51,220            770                    640 (c)     52,630
                                                        -----------------------------------------------      ---------

Operating Income                                           10,526          2,422                   (640)        12,308

Interest expense                                            4,082            -88                                 3,994
                                                        -----------------------------------------------      ---------
Earnings before income tax                                  6,444          2,511                   (640)         8,315

Provision for income tax                                    1,701            465                                 2,166

Minority interest                                                                                 1,002 (d)      1,002
                                                        -----------------------------------------------      ---------
Net Earnings                                                4,743          2,045                 (1,642)         5,146
                                                        ===============================================      =========

Net earnings per common share -primary                       0.65                                                 0.62
                                                        =========                                            =========
Net earnings per common share -fully diluted                 0.65                                                 0.62
                                                        =========                                            =========
Weighted average number
of common shares outstanding - primary                  7,282,785      1,006,000                             8,288,785
                                                        =========      =========                             =========
Weighted average number
of common shares outstanding - fully diluted            7,282,785      1,006,000                             8,288,785
                                                        =========      =========                             =========


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

CHS Electronics, Inc.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

a. In January 1996, effective February 1, 1996, the Company acquired 51% of Kventa KFT, (CHS Hungary) for contingent consideration equal to 51% of the book value of CHS Hungary, measured under U.S. generally accepted accounting principles on December 31, 1996 and 51% of seven times earnings for the year then ended. CHS Hungary is based in Budapest, Hungary and is a distributor and retailer of similar products as the Company. This transaction is accounted for under purchase accounting. For purposes of the pro forma, the purchase price of CHS Hungary was derived by adding the 1996 budgeted net earnings of CHS Hungary of $3,100,000 to the book value of $3,800,000 at December 31, 1995 to obtain the expected December 31, 1996 book value. The purchase price was then calculated to be $14,586,000. Per the agreement, the book value portion is payable in cash and the earnout portion is payable in stock or cash at the seller's option. For purposes of the pro forma, it was assumed 1,006,000 shares would be issued for the earnout portion at a price of $11 per share.

   Therefore, the acquisition entry is (in thousands of dollars):

                              (DR.)          (CR.)           (CR.)
   COMPANY                  INVESTMENT       CASH           EQUITY
   -------                  ----------       ----           ------
   CHS Hungary               14,586          3,519          11,067

b. To eliminate the investment account, record goodwill of $12,809,000 for CHS Hungary and minority interest.

c. To record amortization of goodwill over a period of 20 years.

d. To record an adjustment for minority interest for CHS Hungary.

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